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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 7, 1995
                       (Date of earliest event reported)

                                ITT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                        1-5627                       13-5158950
(State or Other Jurisdiction of    (Commission File Number)          (I.R.S. Employer
        Incorporation)                                            Identification Number)
  1330 AVENUE OF THE AMERICAS, NEW YORK, NEW                    10019-5490
                      YORK
   (Address of Principal Executive Offices)                     (Zip Code)

              Registrant's telephone number, including area code:
                                 (212) 258-1000

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

ITEM 5.  OTHER EVENTS.

     At a special meeting of the shareholders of ITT Corporation ("ITT") held on September 21, 1995, the shareholders approved the proposed distribution (the "Distribution") to ITT's shareholders of all of the shares of common stock of ITT Destinations, Inc. ("New ITT") and all of the shares of common stock of ITT Hartford Group, Inc. ("ITT Hartford"). In connection with the proposals approved at such special meeting, management of ITT included in the Notice of Special Meeting and Proxy Statement dated August 30, 1995 (the "Proxy") a forecasted capitalization table at December 31, 1995 and a summary of the significant capitalization assumptions for each of ITT Industries, Inc. ("ITT Industries"), New ITT and ITT Hartford. Such capitalization was based on the forecasted net operating assets of ITT in the aggregate, which, in the Proxy, were forecasted to be $15.9 billion at December 31, 1995. Differences in the actual operating results through September 30, 1995 and in the timing of certain asset sales and working capital needs, along with other changes, resulted in a change to the forecasted net operating assets of ITT in the aggregate, to $15.7 billion at December 31, 1995. In response to these changes, forecasted debt and equity components of ITT Industries, New ITT and ITT Hartford have been revised.

     The information set forth below under the captions "ITT Industries Summary of Significant Capitalization Forecast Assumptions", "ITT Industries Forecasted Capitalization", "New ITT Summary of Significant Capitalization Forecast Assumptions", "New ITT Forecasted Capitalization", "ITT Hartford Summary of Significant Capitalization Forecast Assumptions" and "ITT Hartford Forecasted Capitalization" supersedes the information contained in the Proxy under such captions.

                                 ITT INDUSTRIES
           SUMMARY OF SIGNIFICANT CAPITALIZATION FORECAST ASSUMPTIONS

     The following financial forecast of the capitalization of ITT Industries is based on ITT management's forecasts and assumptions concerning events and circumstances which are expected to occur subsequent to the latest historical balance sheet date but prior to and including December 31, 1995 (the approximate date of the Distribution), including future results of operations and other events. For purposes of this forecasted capitalization, net income in the last three months of 1995 is assumed to approximate the same level as the comparable 1994 period. Assumptions with respect to events that will occur between September 30, 1995 and December 31, 1995, include the following:

     - The sale of certain non-strategic assets resulting in debt reduction of approximately $175 million, for which negotiations are in progress.

     - The exercise of 2.1 million stock options at an average exercise price of $70 per share resulting in a reduction of debt and an increase to equity of approximately $150 million.

     - Receipt of a dividend from ITT Hartford of approximately $370 million.

     - A reduction in deployed working capital of $175 million and the utilization of those funds to repay existing short-term borrowings.

     - The use of $72 million in cash balances at various subsidiaries of ITT Industries to repay existing short-term borrowings, primarily in Germany.

     - Net capital expenditures totaling $190 million in the last three months of 1995 ($175 million of net capital expenditures was incurred in the comparable 1994 period). In addition, a $100 million contribution to New ITT is anticipated.

     In ITT management's judgment, the listed assumptions and forecasts reflect those material events or transactions expected to occur prior to the Distribution. There have been no changes in accounting principles anticipated in this capitalization forecast nor are any such changes currently contemplated.

LIMITATIONS ON PROJECTIONS AND FORECASTS

     The assumptions and estimates underlying the projected and forecasted data and information contained herein are inherently uncertain and, although considered reasonable by management of ITT, are subject to significant business, economic and competitive uncertainties, many of which are beyond the control of ITT and its subsidiaries. Accordingly, there can be no assurance that the projected and forecasted financial results will be realized. In fact, actual results in the future usually will differ from the forecasted financial results and the differences may be material.

                    ITT INDUSTRIES FORECASTED CAPITALIZATION

     The following table sets forth the consolidated capitalization of ITT Industries as of September 30, 1995 on a historical basis, forecasted as to December 31, 1995 (the approximate date of the Distribution), and as adjusted to give effect to the Distribution and the transactions contemplated thereby. The significant assumptions have been described under "ITT Industries Summary of Significant Capitalization Forecast Assumptions" above.

                                                                                (A)            (A)(B)
                                                         SEPTEMBER 30,      FORECASTED        PRO FORMA
                                                              1995        AT DECEMBER 31,       AFTER
                                                             ACTUAL            1995         DISTRIBUTION
                                                         --------------   ---------------   -------------
                                                                         ($ IN MILLIONS)
Cash and Cash Equivalents..............................     $    183          $   111          $   111
                                                         ===========      ============       =========
Debt...................................................        2,275            1,561            1,561
Stockholders Equity --
     Common Stock......................................          116              119              119
     Capital Surplus...................................          685              832              705
     Cumulative Translation Adjustment.................          (36)             (36)             (36)
     Unrealized Loss on Securities, Net of Tax.........         (111)            (111)              --
     Retained Earnings.................................        7,296            7,506               --
                                                         --------------   ---------------   -------------
          Total Equity.................................        7,950            8,310              788
                                                         --------------   ---------------   -------------
          Total Capitalization.........................     $ 10,225          $ 9,871          $ 2,349
                                                         ===========      ============       =========

---------------

(a) See "ITT Industries Summary of Significant Capitalization Forecast Assumptions".

(b) Column gives effect to the distribution of ITT Hartford common stock and New ITT common stock (book values of $4.4 billion and $3.1 billion, respectively) and the allocation of amounts of indebtedness contemplated by the Distribution. The unrealized loss on securities, net of tax, relates solely to the investment portfolios at ITT Hartford and is included in the forecasted capitalization of ITT Hartford after the Distribution.

         NEW ITT SUMMARY OF SIGNIFICANT CAPITALIZATION FORECAST ASSUMPTIONS

     The following financial forecast of the capitalization of New ITT is based on ITT management's forecasts and assumptions concerning events and circumstances which are expected to occur subsequent to the latest historical balance sheet date but prior to and including December 31, 1995 (the approximate date of the Distribution), including future results of operations and other events. For purposes of this forecasted capitalization, net income in the last three months of 1995 is assumed to approximate the same level as the comparable 1994 period. Assumptions with respect to events that will occur between September 30, 1995 and December 31, 1995, include the following:

     - The use of $275 million in cash balances at various subsidiaries of New ITT to repay existing short-term borrowings.

     - Net capital expenditures totaling $106 million in the last three months of 1995 ($57 million was incurred in the comparable 1994 period).

     - Receipt of a $100 million contribution from ITT Industries.

     In ITT management's judgment, the listed assumptions and forecasts reflect those material events or transactions expected to occur prior to the Distribution. There have been no changes in accounting principles anticipated in this capitalization forecast nor are any such changes currently contemplated.

LIMITATIONS ON PROJECTIONS AND FORECASTS

     The assumptions and estimates underlying the projected and forecasted data and information contained herein are inherently uncertain and, although considered reasonable by management of ITT, are subject to significant business, economic and competitive uncertainties, many of which are beyond the control of ITT and its subsidiaries. Accordingly, there can be no assurance that the projected and forecasted financial results will be realized. In fact, actual results in the future usually will differ from the forecasted financial results and the differences may be material.

                       NEW ITT FORECASTED CAPITALIZATION

     The following table sets forth the consolidated capitalization of New ITT as of September 30, 1995 on a historical basis, forecasted as to December 31, 1995 (the approximate date of the Distribution), and as adjusted to give effect to the Distribution and the transactions contemplated thereby. The significant assumptions have been described under "New ITT Summary of Significant Capitalization Forecast Assumptions" above.

                                                                              (A)                (A)(B)
                                                                           FORECASTED          PRO FORMA
                                                 SEPTEMBER 30, 1995     AT DECEMBER 31,          AFTER
                                                       ACTUAL                 1995            DISTRIBUTION
                                                 ------------------     ----------------     --------------
                                                                      ($ IN MILLIONS)
Cash and Cash Equivalents......................        $  470                $  195              $  195
                                                 ==============         ============         ==========
Debt from Non-Affiliated Entities(c)...........           832                 3,651               3,651
Investments and Advances from ITT
  Industries(c)................................         6,231                 3,117                  --
Common Shares and Capital Surplus..............            --                    --               3,117
Minority Interest..............................           264                   264                 264
                                                      -------               -------             -------
Total Capitalization...........................        $7,327                $7,032              $7,032
                                                 ==============         ============         ==========

---------------
(a) See "New ITT Summary of Significant Capitalization Forecast Assumptions".

(b) Column gives effect to the distribution of New ITT common stock and the transfer of certain debt to New ITT.

(c) Prior to the 1995 fourth quarter, New ITT financed its operations with interest-bearing debt from both external and internal sources. Debt from non-affiliated entities represents external borrowings, while Investments and Advances from ITT Industries represents internal sources of capital.

    ITT HARTFORD SUMMARY OF SIGNIFICANT CAPITALIZATION FORECAST ASSUMPTIONS

     The following financial forecast of the capitalization of ITT Hartford is based on ITT management's forecasts and assumptions concerning events and circumstances which are expected to occur subsequent to the latest historical balance sheet date but prior to and including December 31, 1995 (the approximate date of the Distribution), including future results of operations and other events. For purposes of this forecasted capitalization, net income in the last three months of 1995 is assumed to approximate the same level as the comparable 1994 period. Assumptions with respect to events that will occur between September 30, 1995 and December 31, 1995, include the following:

     - In connection with the Distribution, 4.3 million shares of Alcatel Alsthom were sold to ITT Industries and will be contributed to New ITT. ITT Hartford will dividend a $380 million note in the fourth quarter.

     - Payment of a dividend to ITT Industries of approximately $370 million.

     - Redemption of the remainder of ITT Hartford's currently outstanding preferred stock totaling $86 million.

     - No change in the unrealized loss on securities, net of tax, or the cumulative translation adjustment between September 30, 1995 and December 31, 1995.

     In ITT management's judgment, the listed assumptions and forecasts reflect those material events or transactions expected to occur prior to the Distribution. There have been no changes in accounting principles anticipated in this capitalization forecast nor are any such changes currently contemplated.

LIMITATIONS ON PROJECTIONS AND FORECASTS

     The assumptions and estimates underlying the projected and forecasted data and information contained herein are inherently uncertain and, although considered reasonable by management of ITT, are subject to significant business, economic and competitive uncertainties, many of which are beyond the control of ITT and its subsidiaries. Accordingly, there can be no assurance that the projected and forecasted financial results will be realized. In fact, actual results in the future usually will differ from the forecasted financial results and the differences may be material.

                     ITT HARTFORD FORECASTED CAPITALIZATION

     The following table sets forth the consolidated capitalization of ITT Hartford as of September 30, 1995 on a historical basis, forecasted as to December 31, 1995 (the approximate date of the Distribution), and as adjusted to give effect to the distribution and transactions contemplated thereby. The significant assumptions have been described under "ITT Hartford Summary of Significant Capitalization Forecast Assumptions" above.

                                                                           (A)
                                                                        FORECASTED
                                                                            AT              (A)(B)
                                                       SEPTEMBER 30,   DECEMBER 31,    PRO FORMA AFTER
                                                           1995            1995          DISTRIBUTION
                                                       -------------   ------------   ------------------
                                                                        ($ IN MILLIONS)
Cash.................................................     $    82         $   82            $   82
                                                           ======         ======            ======
Debt from Non-Affiliated Entities....................       1,511          1,918             1,918
Subsidiary Preferred Stock...........................          86             --                --
Common Stock and Capital Surplus.....................       1,610          1,610             1,610
Cumulative Translation Adjustment....................          49             49                49
Unrealized Loss on Securities, Net of Tax............        (111)          (111)             (111)
Retained Earnings....................................       3,440          2,856             2,856
                                                           ------         ------            ------
Total Capitalization.................................     $ 6,585         $6,322            $6,322
                                                           ======         ======            ======

---------------
(a) See "ITT Hartford Summary of Significant Capitalization Forecast
    Assumptions".

(b) Column gives effect to the distribution of ITT Hartford's common stock.

      ITT INDUSTRIES UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The Proxy includes unaudited pro forma consolidated financial statements of ITT Industries as of June 30, 1995 and for the six months ended June 30, 1995. The following pro forma consolidated financial statements have been updated through September 30, 1995. The following Unaudited Pro Forma Consolidated Balance Sheet of ITT Industries as of September 30, 1995, gives effect to the Distribution. The Unaudited Pro Forma Consolidated Income Statement of ITT Industries for the nine months ended September 30, 1995, presents the results of operations of ITT Industries as if the Distribution and the conversion of preferred stock to common shares and the termination of the ESOP were completed at the beginning of the period.

     The Unaudited Pro Forma Consolidated Financial Statements are based on the historical financial statements of ITT Industries and the assumptions and adjustments set forth in the accompanying Notes to ITT Industries Unaudited Pro Forma Consolidated Financial Statements.

                                 ITT INDUSTRIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1995
                                ($ IN MILLIONS)

                                                                             PRO FORMA
                                                             HISTORICAL     ADJUSTMENTS     PRO FORMA
                                                             ----------     -----------     ---------
Current assets.............................................   $  2,624        $    --        $ 2,624
Net assets of discontinued operations......................      7,657         (7,657)            --
Other assets...............................................      3,296            102          3,398
                                                             ----------     -----------     ---------
          Total assets.....................................   $ 13,577        $(7,555)       $ 6,022
                                                               =======      =========       ========
Current liabilities........................................   $  3,261        $    --        $ 3,261
Other liabilities..........................................      2,366             --          2,366
Stockholders equity --
     Common stock..........................................        116             --            116
     Paid-in capital.......................................        685           (370)           315
     Cumulative translation adjustments....................        (36)            --            (36)
     Unrealized gain (loss) on securities..................       (111)           111             --
     Retained earnings.....................................      7,296         (7,296)            --
                                                             ----------     -----------     ---------
                                                                 7,950         (7,555)           395
                                                             ----------     -----------     ---------
          Total liabilities and equity.....................   $ 13,577        $(7,555)       $ 6,022
                                                               =======      =========       ========

                                 ITT INDUSTRIES
               UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
                      NINE MONTHS ENDED SEPTEMBER 30, 1995
                                ($ IN MILLIONS)

                                                                             PRO FORMA
                                                             HISTORICAL     ADJUSTMENTS     PRO FORMA
                                                             ----------     -----------     ---------
Net sales..................................................    $6,633          $  --         $ 6,633
Cost of sales..............................................     5,730             --           5,730
Selling, general, administrative and other operating
  expenses.................................................       566             --             566
Interest expense, net......................................        92             --              92
Miscellaneous expense, net.................................       163             --             163
                                                             ----------     -----------     ---------
                                                                   82             --              82
Income tax expense.........................................       (45)            --             (45)
                                                             ----------     -----------     ---------
Income from continuing operations..........................        37             --              37
Discontinued operations:
     Results of operations, net of tax.....................       533           (485)             48
     Gain on disposition, net of tax.......................       403             --             403
Extraordinary item -- Early extinguishment of debt, net of
  tax benefit of $165......................................      (307)            --            (307)
                                                             ----------     -----------     ---------
Net income.................................................    $  666          $(485)        $   181
                                                              =======       =========       ========

     See accompanying Notes to ITT Industries Unaudited Pro Forma Financial
                                   Statements

        NOTES TO ITT INDUSTRIES UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     In addition to the historical results of ITT Industries for the respective periods presented, the Unaudited Pro Forma Consolidated Financial Statements reflect the following:

     - The distribution of ITT Destinations common stock and ITT Hartford common stock to the shareholders of ITT Industries. The distribution is accounted for as a dividend with a corresponding reduction of net assets of discontinued operations and retained earnings representing the equity of ITT Destinations and ITT Hartford. In addition, there is a reduction in the Unrealized Loss on Securities, Net representing the account balance pertaining to ITT Hartford.

     - The elimination of the income, including cumulative effects of accounting changes, of ITT Destinations and ITT Hartford.

LIMITATIONS ON PRO FORMA FINANCIAL INFORMATION

     The pro forma financial information contained herein does not purport to be indicative of the results of operations that would actually have been reported had the transactions underlying the pro forma adjustments actually been consummated on such dates or of the results of operations that may be reported by ITT Industries in the future. Pro forma information in respect of ITT Industries assumes that the Distribution and the other referenced events were completed at the beginning of the relevant reporting period.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ITT CORPORATION

                                          By:   /s/ WALTER F. DIEHL, JR.
                                                    ------------------------
                                                    Walter F. Diehl, Jr.
                                                    Vice President and
                                                    Associate General Counsel

Dated: November 7, 1995

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                                 DESCRIPTION                                  LOCATION
---------  --------------------------------------------------------------------  ---------------
  (23)     Consent of Arthur Andersen LLP......................................  Filed Herewith

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